                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):      July 15, 2002
                                                             -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                  United States
                                 ---------------
                 (State or other jurisdiction of incorporation)

                0-25636                            51-0269396
                -------                            ----------
       (Commission File Number)      (IRS Employer Identification Number)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                   (302) 594-4000
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 Registrant's telephone number, including area code

Item 5.   Other Events

                    On July 15, 2002, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing
          Series:

               Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          See page 4 for Exhibit Index.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       First USA Bank, National Association, as
                                       Servicer, on behalf of BANC ONE CREDIT
                                       CARD MASTER TRUST

                                       By:    /s/ Michael J. Grubb
                                              ----------------------------------
                                       Name:  Michael J. Grubb
                                       Title: First Vice President

Date:  July 15, 2002
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EXHIBIT INDEX

Exhibit   Description                                                                     Page
-------   -----------                                                                     ----

99.1      Excess Spread Analysis                                                             5

99.2      The Trust Allocation Report for the Monthly Period ending June 30, 2002.           6

99.3      Banc One Credit Card Master Trust - Summary Report for Series 1996-A             7-8

99.4      Monthly Servicer's Certificate                                                     9